UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

ADVANCED SERIES TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

ADVANCED SERIES TRUST

AST MORGAN STANLEY MULTI-ASSET PORTFOLIO

655 Broad Street
Newark, New Jersey 07102

April 26, 2019

Dear Shareholder:

Enclosed is a notice and proxy statement relating to a Special Meeting of Shareholders (the "Meeting") of the AST Morgan Stanley Multi-Asset Portfolio (the "Morgan Stanley Portfolio"), a series of the Advanced Series Trust (the "Trust" or "AST"). The Meeting is scheduled to be held at the offices of the Trust, located at 655 Broad Street, Newark, New Jersey 07102, on June 6, 2019 at 11:15 a.m. Eastern Time.

At the Meeting, shareholders will be asked to:

1.  Approve the Plan of Substitution for the Morgan Stanley Portfolio; and

2.  Transact such other business as may properly come before the Meeting and any adjournments thereof.

Shareholders of the Morgan Stanley Portfolio are being asked to consider and approve a Plan of Substitution (the "Plan") for the Morgan Stanley Portfolio. On March 13, 2019, the Board of Trustees of the Trust (the "Board") considered and approved the liquidation of the Morgan Stanley Portfolio and agreed to submit the Plan to shareholders. PGIM Investments LLC ("PGIM Investments") serves as investment manager to the Morgan Stanley Portfolio, which was launched in July 2015 and is subadvised by Morgan Stanley Investment Management, Inc. ("Subadviser"). The Morgan Stanley Portfolio was intended to offer contract owners a new investment option in a new variable annuity contract, which was designed to provide a wide variety of investment options without any guaranteed living benefits. The Morgan Stanley Portfolio has struggled to reach scale and asset flows into the Morgan Stanley Portfolio have not been substantial enough to enable the Subadviser to fully implement its investment strategy, thus impacting performance. PGIM Investments does not expect the Morgan Stanley Portfolio to achieve significant asset growth in the foreseeable future and, as a result, does not believe that the Morgan Stanley Portfolio will be viable in the long-term. As a result, the Board approved liquidating the Morgan Stanley Portfolio.

In order to complete the liquidation of the Morgan Stanley Portfolio, shareholders must approve the Plan. The Plan provides that, to the extent shareholders do not transfer their assets out of the Morgan Stanley Portfolio, their assets will be transferred to the AST Government Money Market Portfolio. If approved by shareholders of the Morgan Stanley Portfolio at the Meeting, the substitution is expected to occur on or about July 1, 2019. The liquidation of the Morgan Stanley Portfolio is contingent upon shareholder approval of the Plan for the Morgan Stanley Portfolio. Thus, the Morgan Stanley Portfolio will be liquidated only if the Plan is approved by the holders of a majority of the Morgan Stanley Portfolio's outstanding shares. The insurance company that issued your Contract recommends that you vote "FOR" the Plan.

As an owner of a variable annuity contract that participates in the Morgan Stanley Portfolio as of the close of business on April 5, 2019, you are entitled to instruct the insurance company that issued your contract how to vote the Morgan Stanley Portfolio shares. The attached Notice of Special Meeting of Shareholders and Proxy Statement concerning the Meeting describe the matters to be considered at the Meeting.

You are cordially invited to attend the Meeting. Since it is important that your vote be represented whether or not you are able to attend, you are urged to consider these matters and to exercise your voting instructions by completing, dating, signing, and returning the enclosed voting instruction card in the accompanying return envelope at your earliest convenience or by providing your voting instructions by telephone or over the Internet by following the enclosed instructions. Voting instruction cards must be received by the day before the Meeting. Voting instructions submitted by telephone or over the Internet must be submitted by 11:59 p.m. Eastern Time on the day before the Meeting. You may submit your shares in person, even though you may have already returned a voting instruction card or submitted your voting instructions by telephone or over the Internet. Please respond promptly in order to save additional costs of solicitation and in order to make sure you are represented.

Sincerely,

Timothy S. Cronin
President, Advanced Series Trust

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

Please read the enclosed proxy statement for a complete description of the proposal. However, as a quick reference, the following questions and answers provide a brief overview of the proposal.

Q 1. WHY AM I RECEIVING THIS PROXY STATEMENT?

A. You are receiving these proxy materials because you have allocated some or all of your account value, through a variable annuity contract ("Contract") that you own, to the AST Morgan Stanley Multi-Asset Portfolio (the "Morgan Stanley Portfolio"), a series of the Advanced Series Trust (the "Trust" or "AST"). As is further explained below, the Trust is seeking shareholder consideration and approval of an important proposal regarding the Morgan Stanley Portfolio. You are being asked to provide voting instructions to your insurance company on the proposal.

Q 2. WHAT PROPOSAL AM I BEING ASKED TO VOTE ON?

A. On March 13, 2019, the Board of Trustees of the Trust (the "Board") considered and approved the liquidation of the Morgan Stanley Portfolio and agreed to submit the Plan of Substitution (the "Plan") to shareholders. The purpose of the proxy is to ask you to vote to approve the Plan for the Morgan Stanley Portfolio. If the Plan is approved by shareholders, the Morgan Stanley Portfolio will be liquidated. Contract owners will be able to allocate their assets to a different subaccount before the liquidation and, if Contract owners do not allocate their assets to another subaccount, their assets will be allocated to the AST Government Money Market Portfolio.

Q 3. WHY IS THE PLAN OF SUBSTITUTION BEING PROPOSED?

A. The Morgan Stanley Portfolio was intended to offer contract owners a new investment option in a new variable annuity contract, which was designed to provide a wide variety of investment options without any guaranteed living benefits. The Morgan Stanley Portfolio has struggled to reach scale, and asset flows into the Morgan Stanley Portfolio have not been substantial enough to enable Morgan Stanley Investment Management, Inc. to fully implement its investment strategy, thus impacting performance. PGIM Investments LLC ("PGIM Investments") does not expect the Morgan Stanley Portfolio to achieve significant asset growth in the foreseeable future and, as a result, does not believe that the Morgan Stanley Portfolio will be viable in the long-term. As a result, the Board approved liquidating the Morgan Stanley Portfolio.

Q 4. WHAT IS THE "PLAN OF SUBSTITUTION?"

A. To the extent that a Contract owner does not allocate their assets out of the Morgan Stanley Portfolio prior to its liquidation, the Plan will allow the insurance companies to substitute shares of the Morgan Stanley Portfolio with shares of the AST Government Money Market Portfolio. This transaction is described in more detail in the attached proxy statement.

Q 5. WHEN WILL THE PROPOSED PLAN OF SUBSTITUTION TAKE EFFECT?

A. If approved by shareholders, the proposed Plan is currently expected to go into effect on or about July 1, 2019.

Q 6. WILL CONTRACT OWNERS BE ALLOWED TO TRANSFER OUT OF THE AST MORGAN STANLEY MULTI-ASSET PORTFOLIO WITHOUT PENALTY AND WITHOUT BEING REQUIRED TO USE ONE OF THEIR ALLOTTED TRANSFERS?

A. Yes. Currently and at any time prior to the date of the Substitution, Contract owners may elect one free transfer their interests in the Morgan Stanley Portfolio to any of the other investment options offered under their Contract, subject to the terms of the relevant Contract prospectus and Contract, and no transfer fees or other charges will be imposed. Following the Substitution, Contract owners who had any remaining interests transferred from the sub-account investing in the Morgan Stanley Portfolio to that investing in the Substitute Portfolio may elect one free transfer among any of the remaining investment options in accordance with the terms of the Contracts, also free of any transfer fees or other charges, until September 27, 2019 which is 90 days post the anticipated effective date of the Substitution.

Q 7. WHO IS PAYING FOR THE COSTS OF THIS PROXY STATEMENT?

A. PGIM Investments and its affiliates are bearing all costs associated with the proxy statement. You will not bear any of the costs or expenses associated with the proxy statement.

Q 8. HOW MANY VOTES AM I ENTITLED TO SUBMIT?

A. The record date is April 5, 2019. As a Contract owner, you are entitled to give your voting instructions equivalent to one vote for each full share and a fractional vote for each fractional share related to your indirect investment in the Morgan Stanley Portfolio as of the record date.

Q 9. WHEN WILL THE SHAREHOLDER MEETING TAKE PLACE?

A. The shareholder meeting (the "Meeting") is scheduled to take place on June 6, 2019 at 11:15 a.m. Eastern Time.

Q 10. HOW DO I VOTE?

A. Your vote is very important. You can vote in the following ways:

•  Attending the Meeting to be held at the offices of the Trust, 655 Broad Street, Newark, New Jersey 07102 and submitting your voting instructions;

•  Completing and signing the enclosed voting instruction card and mailing it in the enclosed postage paid envelope. Voting instruction cards must be received by the day before the Meeting;

•  Calling toll-free 1-800-690-6903. Voting instructions submitted by telephone must be submitted by 11:59 p.m. Eastern Time on the day before the Meeting; or

•  Online at www.proxyvote.com. Voting instructions submitted over the Internet must be submitted by 11:59 p.m. Eastern Time on the day before the Meeting.

Q 11. HOW CAN I CHANGE MY VOTING INSTRUCTIONS?

A. Previously submitted voting instructions may be revoked or changed by any of the voting methods described above, subject to the voting deadlines also discussed above.

Q 12. CAN THE PROXY STATEMENT BE VIEWED ONLINE?

A. Yes, the proxy statement can be viewed at www.prudential.com/variableinsuranceportfolios.

Q 13. WHAT IF I HAVE QUESTIONS ABOUT THE PROXY STATEMENT?

A. If you require assistance or have any questions regarding the proxy statement, please call 1-800-752-6342 between the hours of 8:00 a.m. and 7:00 p.m. Eastern Time Monday-Thursday, and 8:00 a.m. and 6:00 p.m. Eastern Time on Fridays.

ADVANCED SERIES TRUST

AST MORGAN STANLEY MULTI-ASSET PORTFOLIO

655 Broad Street
Newark, New Jersey 07102

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held On
June 6, 2019

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of the AST Morgan Stanley Multi-Asset Portfolio (the "Morgan Stanley Portfolio"), a series of the Advanced Series Trust (the "Trust"), will be held on June 6, 2019, at 11:15 a.m. Eastern Time, at the offices of the Trust, located at 655 Broad Street, Newark, New Jersey 07102. You are receiving this Proxy Statement because you have an interest in the Morgan Stanley Portfolio as of April 5, 2019. The purpose of the Meeting is to:

1.  Approve the Plan of Substitution for the Morgan Stanley Portfolio; and

2.  Transact such other business as may properly come before the Meeting and any adjournments thereof.

The Board of Trustees of the Trust unanimously approved and recommends that you vote in favor of the Plan of Substitution.

Please note that owners of variable annuity contracts ("Contract owners") who have allocated account value to separate accounts investing in the Morgan Stanley Portfolio may instruct their insurance company how to vote the shares related to their investment. Contract owners should consider themselves shareholders for purposes of these proxy materials.

You should read the Proxy Statement attached to this notice prior to completing your voting instruction card. The record date for determining the number of shares outstanding, the shareholders entitled to vote and the Contract owners entitled to provide voting instructions at the Meeting and any adjournments or postponements thereof has been fixed as the close of business on April 5, 2019. If you had an interest in the Morgan Stanley Portfolio as of the record date, you are entitled to give voting instructions. If you attend the Meeting, you may give your voting instructions in person.

YOUR VOTE IS IMPORTANT

PLEASE RETURN YOUR VOTING INSTRUCTION CARD PROMPTLY

Regardless of whether you plan to attend the Meeting, you should give voting instructions by promptly completing, dating, signing, and returning the enclosed voting instruction card in the enclosed postage-paid envelope. You may also provide voting instructions by telephone or over the Internet by following the instructions appearing on the enclosed voting instruction card. Voting instruction cards must be received by the day before the Meeting. Voting instructions submitted by telephone or over the Internet must be submitted by 11:59 p.m. Eastern Time on the day before the Meeting. If you are present at the Meeting, you may submit or change your voting instructions, if desired, at that time.

By Order of the Board of Trustees

Andrew French, Secretary of Advanced Series Trust

Dated: April 26, 2019

(This page intentionally left blank.)

ADVANCED SERIES TRUST
AST MORGAN STANLEY MULTI-ASSET PORTFOLIO

VOTING INFORMATION
FOR THE SPECIAL MEETING OF SHAREHOLDERS
OF THE AST MORGAN STANLEY MULTI-ASSET PORTFOLIO
OF THE ADVANCED SERIES TRUST

TO BE HELD ON JUNE 6, 2019

Dated: April 26, 2019

GENERAL

This voting information is being furnished by the following insurance companies (each, an "Insurance Company" and together, the "Insurance Companies"), to Contract owners who, as of April 5, 2019 (the "Record Date"), had account values allocated to the sub-accounts of one or more separate accounts of the Insurance Companies (the "Separate Accounts") that invest in shares of the AST Morgan Stanley Multi-Asset Portfolio (the "Morgan Stanley Portfolio"), a series of Advanced Series Trust ("AST" or the "Trust").

Pruco Life Insurance Company

Pruco Life Insurance Company of New Jersey

Each Insurance Company is required to offer Contract owners the opportunity to instruct it, as the record owner of all of the shares of beneficial interest in the Morgan Stanley Portfolio (the "Shares") held by its Separate Accounts, as to how the Insurance Company should vote on the proposed Plan of Substitution (the "Proposal") that will be considered at the Special Meeting of Shareholders referred to in the preceding Notice and at any adjournments or postponements thereof (the "Meeting"). The enclosed Proxy Statement, which you should retain for future reference, sets forth concisely the information about the Proposal that a Contract owner should know before completing the enclosed voting instruction card.

Prudential Financial, Inc. is the parent company of each of the Insurance Companies.

This voting information and the accompanying voting instruction card are being mailed to Contract owners on or about April 29, 2019, but will be available on the website at www.prudential.com/variableinsuranceportfolios on or about April 26, 2019.

HOW TO INSTRUCT AN INSURANCE COMPANY

To instruct an Insurance Company as to how to vote the Shares held in its Separate Accounts, Contract owners are asked to promptly complete their voting instructions on the enclosed voting instruction card; and sign, date and mail the voting instruction card in the accompanying postage-paid envelope. Contract owners also may provide voting instructions by telephone by calling at 1-800-690-6903, or over the Internet at www.proxyvote.com. Voting instruction cards must be received by the day before the Meeting. Voting instructions submitted by telephone or over the Internet must be submitted by 11:59 p.m. Eastern Time on the day before the Meeting.

If a voting instruction card is not marked to indicate voting instructions for the Proposal but is signed, dated and timely returned, it will be treated as an instruction to vote the Shares in favor of the Proposal.

The number of Shares held in the sub-account of a Separate Account corresponding to the Morgan Stanley Portfolio for which a Contract owner may provide voting instructions was determined as of the Record Date by dividing (i) the Contract's account value allocable to that sub-account by (ii) the net asset value of one Share of the Morgan Stanley Portfolio. Each whole share is entitled to one vote as to each matter with respect to which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote. At any time prior to an Insurance Company's voting at the Meeting, a Contract owner may revoke his or her voting instructions by providing the Insurance Company with a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a voting instruction card, telephone or over the Internet, or appearing and submitted your voting instructions in person at the Meeting.

HOW AN INSURANCE COMPANY WILL VOTE

Each Insurance Company will vote the Shares for which it receives timely voting instructions from Contract owners in accordance with those instructions. Shares in each sub-account of a Separate Account that is invested in the Morgan Stanley Portfolio for which an Insurance Company receives a voting instruction card that is signed, dated and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares in favor of the Proposal. Shares in each sub-account of a Separate Account that is invested in the Morgan Stanley Portfolio for which an Insurance Company receives no timely voting instructions from Contract owners, or that are attributable to amounts retained by an Insurance Company, will be voted by the Insurance Company either "FOR" or "AGAINST" approval of the Proposal, or as an abstention, in the same proportion as the Shares for which Contract owners have provided voting instructions to the Insurance Company. As a result of such proportional voting by the Insurance Companies, it is possible that a small number of Contract owners could determine whether the Proposal is approved.

OTHER MATTERS

The Insurance Companies are not aware of any matters, other than the specified Proposal, to be acted on at the Meeting. If any other matters come before the Meeting, an Insurance Company will vote the Shares upon such matters in its discretion. Voting instruction cards may be solicited by employees of PGIM Investments LLC ("PGIM Investments"), the Morgan Stanley Portfolio's investment manager, or its affiliates as well as officers and agents of the Trust. The principal solicitation will be by mail and electronic delivery but voting instructions may also be solicited by telephone, fax, personal interview, or over the Internet.

It is expected that the presence at the Meeting of the Insurance Companies will be sufficient to constitute a quorum. If the vote required to approve or reject the Proposal is not obtained at the Meeting, the officers of the Trust may propose one or more adjournments of the Meeting in accordance with applicable law and the Trusts' governing documents to permit further solicitation of voting instructions.

It is important that you vote. Please promptly mark your voting instructions on the enclosed voting instruction card; then sign, date and mail the voting instruction card in the accompanying postage-paid envelope. You may also provide your voting instructions by telephone by calling 1-800-690-6903, or over the Internet at www.proxyvote.com. Voting instruction cards must be received by the day before the Meeting. Voting instructions submitted by telephone or over the Internet must be submitted by 11:59 p.m. Eastern Time on the day before the Meeting. You may also attend the Meeting in person and submit your voting instructions.

ADVANCED SERIES TRUST
AST Morgan Stanley Multi-Asset Portfolio

655 Broad Street
Newark, New Jersey 07102

PROXY STATEMENT FOR THE
Special Meeting of Shareholders
To Be Held On June 6, 2019

This Proxy Statement relates to the solicitation by the Board of Trustees of Advanced Series Trust ("AST" or the "Trust") of proxies for the Special Meeting of Shareholders of the AST Morgan Stanley Multi-Asset Portfolio (the "Meeting") to be held at 655 Broad Street Newark, New Jersey 07102, on June 6, 2019, at 11:15 a.m. Eastern Time, or any adjournment or postponement thereof.

This Proxy Statement is being furnished to owners of variable annuity contracts (the "Contracts") issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, (each, an "Insurance Company" and together, the "Insurance Companies") who, as of April 5, 2019 (the "Record Date"), had account values allocated to the sub-accounts of an Insurance Company's separate account or accounts (the "Separate Accounts") that invest in Shares of the AST Morgan Stanley Multi-Asset Portfolio (the "Morgan Stanley Portfolio"), a series of the Trust.

Owners of the Contracts ("Contract owners") are being provided the opportunity to instruct the applicable Insurance Company to approve the proposal contained in this Proxy Statement in connection with the solicitation by the Board of Trustees of the Trust of proxies for the Meeting. This Proxy Statement is also being furnished to the Insurance Companies as the record owners of Shares.

The Trust is a Massachusetts business trust that is registered with the U.S. Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust's shares of beneficial interest are referred to herein as "Shares." The Insurance Companies are the shareholders of record of the Shares. Because Contract owners are being asked to provide voting instructions to the Insurance Companies, Contract owners should consider themselves shareholders for purposes of these proxy materials. The Trust's Board of Trustees may be referred to herein as the "Board" and its members may be referred to herein as "Trustees."

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on June 6, 2019.

This Proxy Statement, which you should retain for future reference, contains important information regarding the proposal that you should know before providing voting instructions. Additional information about the Trust has been filed with the SEC and is available upon oral or written request. This Proxy Statement will be available on the website at www.prudential.com/variableinsuranceportfolios on or about April 26, 2019. Distribution of this Proxy Statement to the Insurance Companies and to Contract owners is scheduled to begin on or about April 29, 2019. It is expected that one or more representatives of each Insurance Company will attend the Meeting in person or by proxy and will vote Shares held by the Insurance Company in accordance with voting instructions received from its Contract owners and in accordance with voting procedures established by the Trust.

PGIM Investments LLC ("PGIM Investments") is the investment manager of the Morgan Stanley Portfolio, and Morgan Stanley Investment Management, Inc. ("MSIM" or the "Subadviser") is the subadviser to the Morgan Stanley Portfolio. Prudential Annuities Distributors, Inc. ("PAD"), an affiliate of PGIM Investments and the Insurance Companies, is the principal underwriter of the Morgan Stanley Portfolio's Shares. The mailing address for PGIM Investments and the Trust's principal offices is 655 Broad Street, Newark, New Jersey 07102.

Contract owners who have allocated account values to the Morgan Stanley Portfolio as of the close of business on the Record Date are entitled to give voting instructions at the Meeting. Additional information regarding outstanding Shares, submitting your voting instruction cards and attending the Meeting is included at the end of this Proxy Statement in the section entitled "Voting Information."

PROPOSAL

APPROVAL OF PLAN OF SUBSTITUTION

The Board, including all of the Trustees who are not "interested persons" of the Trust, as defined in the Investment Company Act of 1940 ("Independent Trustees"), approved a plan of liquidation for the Morgan Stanley Portfolio. If the Plan of Substitution for the Morgan Stanley Portfolio (the "Plan") is not approved for the Morgan Stanley Portfolio by its shareholders, the Morgan Stanley Portfolio will not be liquidated because a plan of substitution is required to set a default investment option for those Contract owners who do not transfer prior to the liquidation. Thus, the liquidation of the Morgan Stanley Portfolio is contingent upon shareholder approval of this Proposal. The Insurance Company that issued your Contract recommends that you approve the Plan for the Morgan Stanley Portfolio, a form of which is attached as Exhibit A to this Proxy Statement.

At a meeting on March 13, 2019, the Board authorized sending a proxy statement to shareholders of the Morgan Stanley Portfolio to solicit approval of the Plan for the Morgan Stanley Portfolio. The Plan will be voted upon by the shareholders of the Morgan Stanley Portfolio. The Board determined that the Morgan Stanley Portfolio should be liquidated and dissolved contingent upon receiving shareholder approval for the Plan at the Meeting to replace interests of the Morgan Stanley Portfolio with interests of the AST Government Money Market Portfolio, as a series of the Trust (the "Substitute Portfolio").

Background

On March 13, 2019, the Board approved the liquidation of the Morgan Stanley Portfolio contingent upon the approval by shareholders of the Plan, as discussed below. The Board considered several factors in approving the liquidation of the Morgan Stanley Portfolio including the fees of each of the Morgan Stanley Portfolio and the Substitute Portfolio, the performance of the Morgan Stanley Portfolio and the Substitute Portfolio, and the assets under management in the Morgan Stanley Portfolio which, as of January 31, 2019, were only $7.1 million. Because the Manager does not expect additional inflows into the Morgan Stanley Portfolio the Board also considered that the Portfolio would remain small and thus, potentially, not be able to be managed in a manner that fully implemented the Subadviser's views. Given these factors, the Board approved the Liquidation of the Morgan Stanley Portfolio.

The Insurance Companies considered how best to serve the interests of Contract owners in connection with the proposed liquidation of the Morgan Stanley Portfolio. Upon the recommendation of the Insurance Companies, Contract owners are encouraged to approve the replacement of interests in sub-accounts holding the proceeds of the Morgan Stanley Portfolio with interests in sub-accounts investing in the corresponding Substitute Portfolio. Contingent upon such approval, each Insurance Company would then replace interests in the Morgan Stanley Portfolio, as set out below, with interests in the Substitute Portfolio.

Name of Existing Portfolio	Name of Substitute Portfolio
AST Morgan Stanley Multi-Asset Portfolio	AST Government Money Market Portfolio

The investment objectives and investment strategies, principal risks, fees and expenses and other comparative information concerning the Morgan Stanley Portfolio and the Substitute Portfolio are discussed in "Comparison of Investment Objective, Investment Strategies and Principal Risks" below. The attached voting instruction card seeks the Contract owners' approval of the Proposal.

Plan of Substitution. The Plan will be implemented by the Insurance Companies, as described below. The following discussion of the Plan is qualified in its entirety by the full text of the Plan, a form of which is attached to this Proxy Statement as Exhibit A. The Plan will become effective with respect to the Morgan Stanley Portfolio on the date of approval of the Plan by the affirmative vote of a majority of the outstanding Shares of the Morgan Stanley Portfolio. If approved, the Insurance Companies will on or about July 1, 2019, redeem Shares of the Morgan Stanley Portfolio at net asset value and purchase, with the proceeds of Shares of the Morgan Stanley Portfolio at net asset value, for the benefit of the Contract owners having an interest in the Morgan Stanley Portfolio at the time of the replacement, an interest in the Substitute Portfolio at net asset value (such purchase is referred to herein as the

"Substitution"). As a result, the Substitution will not affect the value of a Contract owner's interests as transferred to the Substitute Portfolio.

Contract Charges and Rights. The Substitution will not change the fees and charges under the Contracts. Also, neither the rights of Contract owners nor the obligations of the Insurance Companies under the Contracts will be altered in any way.

Portfolio Fees and Expenses. The investment management fees and the total expenses of the Substitute Portfolio are lower than those of the Morgan Stanley Portfolio as of January 31, 2019. For information about the relative expense levels of the Morgan Stanley Portfolio and the Substitute Portfolio, see the discussion under "Performance and Fee Comparison," below.

Substitution Expenses. The expenses incurred in connection with implementing the Plan for the Morgan Stanley Portfolio, including legal and accounting services, proxy costs (filing, printing, mailing and tabulation), and variable product costs (filing, printing and mailing) will be borne by PGIM Investments or its affiliates; provided, however, that the Morgan Stanley Portfolio and the Substitute Portfolio, respectively, will bear the transaction costs (e.g., commissions) associated with the liquidation of the Morgan Stanley Portfolio securities and the purchase of securities held by the Substitute Portfolio. PGIM Investments estimates printing and mailing costs of $5,000 and transaction costs for the entire Morgan Stanley Portfolio to be approximately $10,000.

Transfer Rights. Currently and at any time prior to the date of the Substitution, Contract owners may elect one free transfer their interests in the Morgan Stanley Portfolio to any of the other investment options offered under their Contract, subject to the terms of the relevant Contract prospectus and Contract, and no transfer fees or other charges will be imposed. Following the Substitution, Contract owners who had any remaining interests transferred from the sub-account investing in the Morgan Stanley Portfolio to that investing in the Substitute Portfolio may elect one free transfer among any of the remaining investment options in accordance with the terms of the Contracts, also free of any transfer fees or other charges, until September 27, 2019 which is 90 days post the anticipated effective date of the Substitution.

Other Investment Options. Each Contract owner should refer to his or her Contract prospectus or Contract for a description of the other investment options available under his or her Contract prior to and after the date of the Substitution. Contract owners may obtain a prospectus for the Contract and applicable investment options free of charge by contacting their Insurance Company. The prospectuses for the Contract and mutual fund investment options are also available on the EDGAR database on the SEC Internet site at http://www.sec.gov. Information about the Trust, the Morgan Stanley Portfolio and the Substitute Portfolio may also be reviewed and copied by visiting the SEC's Public Reference Room in Washington, DC. Please call (202) 942-8090 for information relating to the Public Reference Room. These documents and other information can be inspected and copied at prescribed rates at the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Room 1580 located at 100 F Street, NE, Washington, DC.

Federal Income Tax Consequences. Neither the liquidation of the Morgan Stanley Portfolio nor the Substitution is expected to result in any material adverse federal income tax consequences to Contract owners.

CONSIDERATIONS REGARDING THE PLAN OF SUBSTITUTION

Reasons for Proposed Substitution of The Morgan Stanley Portfolio

The Morgan Stanley Portfolio is a series of the Trust, an open-end management investment company organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts. The inception date and the net assets of the Morgan Stanley Portfolio as of January 31, 2019 are set forth in the table below.

Name of Portfolio	Inception Date	Net Assets as of January 31, 2019 (in millions)
AST Morgan Stanley Multi-Asset Portfolio	July 13, 2015	$7.1

The Morgan Stanley Portfolio is currently subadvised by Morgan Stanley. The Morgan Stanley Portfolio has struggled to reach scale, and asset flows into the Morgan Stanley Portfolio have not been substantial enough to enable the Subadviser to fully implement its investment strategy, thus impacting performance. PGIM Investments does not expect the Morgan Stanley Portfolio to achieve significant asset growth in the foreseeable future and, as a result, does not believe that the Morgan Stanley Portfolio will be viable in the long-term. As such, PGIM Investments believes it is in the best interest of Contract owners to liquidate the Morgan Stanley Portfolio. The Plan is required to provide a default investment option for Contract owners who do not transfer prior to the liquidation.

PGIM Investments considered alternatives regarding the Morgan Stanley Portfolio, including whether a reorganization into another mutual fund would be feasible, and if a reorganization would produce desirable results for the Morgan Stanley Portfolio's shareholders. After reviewing current market conditions and the lack of comparable funds offering the same or substantially similar investment strategies as the Morgan Stanley Portfolio, PGIM Investments determined that it would be in the best interests of Contract owners to liquidate the Morgan Stanley Portfolio and arrange for an alternative default investment option.

The Plan provides that the Insurance Companies will transfer automatically to the Substitute Portfolio the interests of Contract owners of the Morgan Stanley Portfolio who have not otherwise given transfer instructions. The Insurance Companies selected the Substitute Portfolio as an appropriate default investment vehicle into which to transfer the investments of the Morgan Stanley Portfolio of Contract owners who do not exercise their transfer rights prior to the liquidation and Substitution.

At a meeting on March 13, 2019, the Board considered and approved the proposed liquidation of the Morgan Stanley Portfolio. The Board considered a number of factors, including, but not limited to, the performance of the Morgan Stanley Portfolio, the amount of the Morgan Stanley Portfolio's net assets, the expense ratio for the Morgan Stanley Portfolio, asset flows for the Morgan Stanley Portfolio, the proposed Substitution, and that the liquidation and Substitution would not have a federal income tax impact on Contract owners. The approval of the liquidation was made on the basis of each Trustee's business judgment after consideration of a variety of factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Contract owners should consider whether it would be appropriate for them to proactively reallocate their interests in the Morgan Stanley Portfolio to one or more other investment options available under their respective Contracts in light of their investment goals (See "Transfer Rights" above).

Rationale for Selection of Substitute Portfolio

Contract owners with investments in the Morgan Stanley Portfolio may elect to transfer their assets to another investment option within their Contract, in accordance with the terms of the transfer rights outlined in this Proxy Statement, their Contract and their Contract prospectus.

The Insurance Companies have identified the Substitute Portfolio into which investments of the Morgan Stanley Portfolio will default if no transfer has been effected by the Contract owner prior to the liquidation date. The Substitute Portfolio was chosen by the Insurance Companies as an appropriate default option because the Contracts do not offer another option substantially similar to the Morgan Stanley Portfolio. The Insurance Companies also noted that the net expense ratio of the Substitute Portfolio was lower than the net expense ratio of the Morgan Stanley Portfolio as of January 31, 2019.

Failure to Approve the Proposal

If shareholders of the Morgan Stanley Portfolio do not approve the Proposal, both the Plan and the liquidation of the Morgan Stanley Portfolio, as discussed above, will not be implemented. The Board would then meet to consider what, if any, steps to take.

For the reasons specified above, the Insurance Companies recommend that you approve the Proposal, and you are encouraged to consider carefully the information contained in this Proxy Statement and to complete and return the enclosed voting instruction card.

COMPARISON OF INVESTMENT OBJECTIVES,
INVESTMENT STRATEGIES AND PRINCIPAL RISKS

Below is a comparison of the investment objectives, investment strategies and principal risks of the Morgan Stanley Portfolio and the Substitute Portfolio. If the shareholders of the Morgan Stanley Portfolio approve the Plan, the Morgan Stanley Portfolio will be liquidated over a period of time and, as a result, may not operate in accordance with its stated investment objective, policies, restrictions and strategies during that liquidation period. Contract owners may elect one free transfer out of the Morgan Stanley Portfolio at any time before the effective date of the Plan (on or about July 1, 2019) or out of the AST Government Money Market Portfolio at any time up to 90 days after the effective date of the Plan, which is currently estimated to be September 27, 2019. Any transfer made within the timeframe noted will not count towards a Contract owner's allotted free transfers. The Substitute Portfolio's investment objective is different than the Morgan Stanley Portfolio.

The Substitute Portfolio is a money market portfolio that has substantially different investment policies, strategies, objectives and risks than the Morgan Stanley Portfolio and, maybe, inconsistent with contract owners' investment goals under the contract. The information below and further information about the Morgan Stanley Portfolio and the Substitute Portfolio can be found in the Trust's Prospectus and Statement of Additional Information ("SAI"). You may obtain free copies of these documents at http://www.annuities.prudential.com/investor/invprospectus or by writing the Trust at 655 Broad Street, Newark, New Jersey 07102 or by calling (800) 778-2255.

Investment Objectives and Principal Investment Strategies

	AST Morgan Stanley Multi-Asset Portfolio (Morgan Stanley Portfolio)	AST Government Money Market Portfolio (Substitute Portfolio)
Investment Objective:	The investment objective of the Morgan Stanley Portfolio is to seek total return.	The investment objective of the Substitute Portfolio is to seek high current income and maintain high levels of liquidity.
Principal Investment Strategies:	To pursue its investment objective, the Morgan Stanley Portfolio seeks to emphasize positive absolute return while actively controlling downside portfolio risk. The Morgan Stanley Portfolio takes long and short positions in a range of securities, other instruments and asset classes to express its investment themes. The Morgan Stanley Portfolio may implement these positions either directly by purchasing securities or through the use of derivatives.
The Morgan Stanley Portfolio may at times invest a substantial portion of its assets in one or more countries (including emerging market countries) or regions. The Morgan Stanley Portfolio's investments may be US and non-US dollar denominated.
The Morgan Stanley Portfolio may invest in real estate investment trusts (REITs) and similar entities established outside the United States. In addition, the Morgan	The Substitute Portfolio invests at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are fully collateralized with cash or government securities. Government securities include US Treasury bills, notes, and other obligations issued or guaranteed as to principal and interest by the US government or its agencies or instrumentalities. The Substitute Portfolio has a policy to invest under normal conditions at least 80% of its net assets in government securities and/or repurchase agreements that are collateralized by government securities.
The Substitute Portfolio invests only in securities that have remaining maturities of 397 days or less, or securities otherwise permitted to be purchased because of maturity shortening provisions under applicable regulations. The Substitute Portfolio seeks to invest in securities that present minimal credit risk. The Substitute

AST Morgan Stanley Multi-Asset Portfolio (Morgan Stanley Portfolio)	AST Government Money Market Portfolio (Substitute Portfolio)
Stanley Portfolio may invest in fixed income securities issued or guaranteed by foreign governments or supranational organizations or any of their instrumentalities, including debt obligations of governmental issuers located in emerging market or developing countries and sovereign debt, as well as fixed income securities that are rated below "investment grade" or are not rated, but are of equivalent quality. These fixed income securities are often referred to as "high yield securities" or "junk bonds."
The Morgan Stanley Portfolio may invest in asset-backed securities. The Morgan Stanley Portfolio may also invest restricted securities. The Morgan Stanley Portfolio may also invest in other investment companies, including exchange-traded funds (ETFs).
The Morgan Stanley Portfolio uses derivative instruments for a variety of purposes, including as part of its investment strategies, for hedging, risk management, portfolio management or to earn income. The Morgan Stanley Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps (including primarily total return swaps, interest rate swaps, and credit default swaps), structured investments (including commodity-linked notes) and other related instruments and techniques. The Morgan Stanley Portfolio may also invest in currency derivatives, including, but not limited to, foreign currency forward exchange contracts, and currency and currency index futures and options contracts for hedging and non-hedging purposes. The use of these currency derivatives may allow the Morgan Stanley Portfolio to obtain net long or net negative (short) exposure to selected currencies. At times, the Morgan Stanley Portfolio may enter into "cross-currency" transactions involving currencies other than those in which securities held or proposed to be purchased are denominated. Derivative instruments used by the Morgan Stanley Portfolio are counted toward the Morgan Stanley Portfolio's exposure in the	Portfolio may invest significantly in securities with floating or variable rates of interest.
The Substitute Portfolio seeks to maintain a stable net asset value of $1.00 per share. In other words, the Substitute Portfolio attempts to operate so that shareholders do not lose any of the principal amount they invest in the Substitute Portfolio. Of course, there can be no assurance that the Substitute Portfolio will achieve its goal of a stable net asset value, and shares of the Substitute Portfolio are neither insured nor guaranteed by the US government or any other entity. For instance, the issuer or guarantor of a portfolio security or the other party to a contract could default on its obligation, and this could cause the Substitute Portfolio's net asset value per share to fall below $1.00. In addition, the income earned by the Substitute Portfolio will fluctuate based on market conditions, interest rates and other factors.
In a low interest rate environment, the yield for the Substitute Portfolio, after deduction of operating expenses, may be negative even though the yield before deducting such expenses is positive. A negative yield may also cause the Substitute Portfolio's net asset value per share to fall below $1.00. PGIM Investments and AST Investment Services, Inc. may decide to reimburse certain of these expenses to the Substitute Portfolio in order to maintain a positive yield, however they are under no obligation to do so and may cease doing so at any time without prior notice.
The Board has determined that the Substitute Portfolio, as a "government money market fund", is not subject to liquidity fees and/or redemption gates on redemptions. The Board has reserved its ability to change this determination with respect to liquidity fees and/or redemption gates, but such change would become effective only after providing appropriate prior notice to shareholders.

AST Morgan Stanley Multi-Asset Portfolio (Morgan Stanley Portfolio)	AST Government Money Market Portfolio (Substitute Portfolio)
types of securities listed above to the extent they have economic characteristics similar to such securities.
The Morgan Stanley Portfolio is classified as non-diversified under the Investment Company Act of 1940, which means that it may invest a larger percentage of its assets in fewer issuers than a diversified mutual fund.

Comparison of Investment Objectives and Principal Investment Strategies

The investment objective of the Morgan Stanley Portfolio is to seek total return while the investment objective of the Substitute Portfolio is to seek high current income and maintain high levels of liquidity.

The Morgan Stanley Portfolio emphasizes positive absolute return while actively controlling downside portfolio risk and may invest a substantial portion of its assets in one or more countries or regions. The Morgan Stanley Portfolio takes long and short positions in a range of securities, instruments and asset classes to express its investment themes. The Morgan Stanley Portfolio may implement these positions either directly by purchasing securities or through the use of derivatives. The Substitute Portfolio invests at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are fully collateralized with cash or government securities. While the Morgan Stanley Portfolio may invest in equity securities, securities of foreign and emerging market issuers, mutual funds, ETFs, restricted securities, REITs, small- and mid-sized companies and sovereign debt securities, the Substitute Portfolio may not make such investments. Additionally, the Substitute Portfolio typically invests only in securities that have remaining maturities of 397 days or less and present minimal credit risk. The Substitute Portfolio was selected because the Contract does not offer another option substantially similar to the Morgan Stanley Portfolio.

Principal Risks

The following chart shows the principal risks associated with investing in the Morgan Stanley Portfolio and the Substitute Portfolio.

Type of Investment Risk	AST Morgan Stanley Multi-Asset Portfolio	AST Government Money Market Portfolio
Adjustable and Floating Rate Securities Risk		X
Asset-Backed and/or Mortgage-Backed Securities Risk	X
Asset Transfer Program Risk		X
Credit Risk		X
Derivatives Risk	X
Economic and Market Events Risk	X	X
Emerging Markets Risk	X
Equity Securities Risk	X

Type of Investment Risk	AST Morgan Stanley Multi-Asset Portfolio	AST Government Money Market Portfolio
Exchange-Traded Funds (ETF) Risk	X
Expense Risk	X	X
Fixed Income Securities Risk	X	X
Foreign Investment Risk	X
High Yield Risk	X
Interest Rate Risk		X
Liquidity Risk		X
Liquidity and Valuation Risk	X
Market and Management Risk	X	X
Mid-Sized Company Risk	X
Non-Diversification Risk	X
Portfolio Turnover	X
Prepayment or Call Risk		X
Real Estate Risk	X
Redemption Risk	X
Regulatory Risk	X	X
Restricted Securities Risk	X
Small-Sized Company Risk	X
Sovereign Debt Securities Risk	X
US Government Securities Risk	X	X
Yield Risk		X

Comparison of Principal Risks

Although a risk may not be identified as a principal risk of the Substitute Portfolio, the Substitute Portfolio may be subject to such risk to the same or greater extent than the Morgan Stanley Portfolio or not at all. Both the Morgan Stanley Portfolio and the Substitute Portfolio (each a "Portfolio", and collectively, the "Portfolios") are subject to the risks associated with investing in fixed income securities. The Morgan Stanley Portfolio is subject to a number of additional risks related to its investments in equity securities, securities of foreign and emerging market issuers, mutual funds, ETFs, derivatives, restricted securities, REITs, small- and mid-sized companies and sovereign debt securities. The Substitute Portfolio, as a government money market fund, is also subject to credit, interest, liquidity and yield risks. The Substitute Portfolio is also subject to the risks associated with an asset transfer program; the Morgan Stanley Portfolio is not subject to such risks.

For a detailed explanation of each principal risk associated with investing in the portfolios, please see Exhibit C.

PERFORMANCE AND FEE COMPARISON

Comparison of Performance Information. The past performance of the Portfolios is shown below compared to applicable benchmark indexes. The information shows how the performance of each Portfolio has varied and provides some indication of the risks of investing in each Portfolio. Past performance is not indicative of future performance. For more information concerning the performance of each Portfolio, please refer to the applicable prospectus, SAI and shareholder reports of each Portfolio.

Average Annual Total Returns (For Periods Ended December 31, 2018)	1 Year	5 Years	10 Years or Since Inception
AST Morgan Stanley Multi-Asset Portfolio (Inception Date July 13, 2015)	(0.65)%	N/A	(2.56)%
ICE BofAML US Dollar 1-Month LIBID Average Index (reflects no deduction for fees, expenses or taxes)	1.87%	N/A	0.91%*
AST Government Money Market Portfolio (Inception Date November 10, 1992)	1.30%	0.33%	0.19%
Lipper US Government Money Market Funds Average	1.31%	0.35%	0.21%

*  Since Inception returns for the Index are measured from the month-end closest to the inception date.

7-Day Yield (as of December 31, 2018)
AST Government Money Market Portfolio (Inception Date November 10, 1992)	1.86%
iMoneyNet's Government & Agency Retail Average*	1.72%

*  Source: iMoneyNet, Inc. regularly reports a 7-day yield on Tuesdays. This is based on the data of all funds in the iMoneyNet, Inc. Government & Agency Retail Average category as of December 25, 2018.

Comparison of Fees and Expenses. The following table compares the fees and expenses, expressed as a percentage of net assets ("expense ratios"), of the Portfolios. Estimated expense ratios of the Substitute Portfolio giving effect to the Substitution would be the same as or lower than those shown below for the Substitute Portfolio. The table does not include any fees or other expenses of any Contract; if it did, overall fees and expenses would be higher for each Portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)*	AST Morgan Stanley Multi-Asset Portfolio (Existing Portfolio)	AST Government Money Market Portfolio (Substitute Portfolio)
Management Fees	1.04%	0.30%
Distribution and/or Service Fees (12b-1 Fees)	0.25	0.25
Other Expenses	2.72	0.02
Acquired Fund Fees and Expenses	0.06	0.00
Total Annual Portfolio Operating Expenses	4.07%	0.57%
Fee Waiver and/or Expense Reimbursement	(2.59)**	0.00
Total Annual Portfolio Operating Expenses After Fee Waiver And-or Expense Reimbursement	1.48%	0.57%

*  Expense ratios reflect the Portfolios' annual portfolio operating expenses for the fiscal year ended December 31, 2018.

**  PGIM Investments has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Morgan Stanley Portfolio so that the Morgan Stanley Portfolio's investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Morgan Stanley Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 1.420% of the Morgan Stanley Portfolio's average daily net assets through June 30, 2020. Expenses waived/reimbursed by PGIM Investments may be recouped by PGIM Investments within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified prior to June 30, 2020 without the prior approval of the Board.

Expense Example.

The following example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.

The example assumes that you invest $10,000 in the Portfolios for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolios' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
AST Morgan Stanley Multi-Asset Portfolio	$151	$1,001	$1,868	$4,105
AST Government Money Market Portfolio	$58	$183	$318	$714

MANAGEMENT OF THE PORTFOLIOS

PGIM Investments is the investment manager of the Morgan Stanley Portfolio. PGIM Investments and AST Investment Services, Inc. ("ASTIS") serve as co-investment managers of the Substitute Portfolio. PGIM Investments' principal offices are located at 655 Broad Street, Newark, New Jersey 07102. ASTIS' principal offices are located at One Corporate Drive, Shelton, Connecticut 06484. PGIM Investments has been in the business of providing advisory services since 1996. ASTIS has been in the business of providing advisory services since 1992. PGIM Investments and ASTIS are both wholly-owned subsidiaries of Prudential Financial, Inc. (Prudential Financial). Neither Prudential Financial nor any of its subsidiaries are affiliated in any manner with Prudential plc, a company incorporated in the United Kingdom. As of January 31, 2019, PGIM Investments had $273.0 billion in assets under management and ASTIS had $164.5 billion in assets under management.

As of December 31, 2018, the management fees earned by PGIM Investments with respect to the Morgan Stanley Portfolio are shown below.

Fund Name	Management Fee as a % of Average Net Assets
AST Morgan Stanley Multi-Asset Portfolio	1.04%

As of December 31, 2018, the management fees earned by PGIM Investments and ASTIS with respect to the Substitute Portfolio are shown below.

Fund Name	Management Fee as a % of Average Net Assets
AST Government Money Market Portfolio	0.30%

Each Portfolio employs a "manager-of-managers" structure, which permits the Portfolio's investment manager to hire, replace or terminate the affiliated and unaffiliated subadvisers for a Portfolio, subject to Board approval but not subject to shareholder approval. Subject to the supervision of the Portfolio's investment manager and the Board, each subadviser manages the assets of a Portfolio in accordance with the Portfolio's investment objectives and policies. Each subadviser makes investment decisions for the Portfolio and in connection with such investment decisions, places purchase and sell orders for securities.

Morgan Stanley Investment Management Inc., 522 Fifth Avenue, New York, NY 10036, is the subadviser of the Morgan Stanley Portfolio. PGIM, Inc., 655 Broad Street, Newark, New Jersey 07102, is the subadviser for the Substitute Portfolio.

OTHER INFORMATION

Distributor

Prudential Annuities Distributors, Inc. ("PAD") serves as the distributor for the shares of each Portfolio of the Trust. The shares are offered and redeemed at net asset value without any sales load. PAD is an affiliate of PGIM Investments. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority ("FINRA").

Payments to Affiliates

PGIM Investments and ASTIS and their affiliates, including a subadviser or PAD, may compensate affiliates of PGIM Investments and ASTIS, including the Insurance Companies issuing variable annuity or variable life contracts by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the variable annuity and/or variable life contracts which offer the Portfolios as investment options. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing materials that discuss the contracts, available options, and the Portfolios.

The amounts paid depend on the nature of the meetings, the number of meetings attended by PGIM Investments or ASTIS, a subadviser, or PAD, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of PGIM Investments', ASTIS', the subadviser's or PAD's participation. These payments or reimbursements may not be offered by PGIM Investments, ASTIS, the subadviser, or PAD, and the amounts of such payments may vary between and among PGIM Investments, ASTIS, the subadviser and PAD, depending on their respective participation.

With respect to variable annuity contracts, the amounts paid under these arrangements to Prudential-affiliated insurers are set forth in the prospectuses for the variable annuity contracts which offer the Portfolios as investment options.

Independent Registered Public Accounting Firm

KPMG LLP serves as independent registered public accounting firm for the AST Morgan Stanley Multi-Asset Portfolio and AST Government Money Market Portfolio, each a portfolio of the Trust.

REQUIRED VOTE

Approval of the Plan for the Morgan Stanley Portfolio will require the affirmative vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Morgan Stanley Portfolio, which means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of the Morgan Stanley Portfolio, or (ii) 67% or more of the voting securities of the Morgan Stanley Portfolio present at the Meeting if more than 50% of the Morgan Stanley Portfolio's outstanding voting securities are present at the Meeting in person or by proxy. For this purpose, "voting securities" refers to the Shares of the Morgan Stanley Portfolio.

The Board, including all of its Independent Trustees, recommends that you Vote "For" approval of the Plan of Substitution.

VOTING INFORMATION

Voting Rights

Shareholders as of the Record Date are entitled to vote. Contract owners who have allocated account values to Separate Accounts investing in the Morgan Stanley Portfolio as of the Record Date may instruct their Insurance Company how to vote the Shares related to their investment. Contract owners should consider themselves shareholders for purposes of these proxy materials. The Record Date is April 5, 2019.

Each whole Share of the Morgan Stanley Portfolio is entitled to one vote as to the Proposal, and each fractional share is entitled to a proportionate fractional vote. The table in Exhibit B shows the number of outstanding Shares of the Morgan Stanley Portfolio as of the Record Date that are entitled to vote at the Meeting. Together, the Insurance Companies owned of record more than 99% of those Shares.

Required Shareholder Vote

Voting instruction cards received by an Insurance Company that is signed, dated and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares in favor of the Proposal. Each Insurance Company will vote the Shares for which it receives timely voting instructions from Contract owners in accordance with those instructions. Shares in each sub-account of a Separate Account that is invested in the Morgan Stanley Portfolio for which an Insurance Company receives a voting instruction card that is signed, dated and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares in favor of the Proposal. Shares in each sub-account of a Separate Account that is invested in the Morgan Stanley Portfolio for which an Insurance Company receives no timely voting instructions from Contract owners, or that are attributable to amounts retained by an Insurance Company as surplus or seed money or Shares that are otherwise held by the Insurance Company, will be voted by the Insurance Company either "FOR" or "AGAINST" approval of the Proposal, or as an abstention, in the same proportion as the Shares for which Contract owners have provided voting instructions to the Insurance Company. As a result of such proportional voting by the Insurance Companies, it is possible that a small number of Contract owners could determine whether the Proposal is approved.

The presence, in person or by proxy, of at least one-third of the Shares of the Morgan Stanley Portfolio entitled to vote at the Meeting will constitute a quorum for the transaction of business at the Meeting with respect to the Morgan Stanley Portfolio. It is expected that the presence at the Meeting of the Insurance Companies will be sufficient to constitute a quorum. If a voting instruction card is not marked to indicate voting instructions but is signed, dated and returned, it will be treated as an instruction to vote the Shares in favor of the Proposal. If a Contract owner abstains from voting as to any matter, the Shares represented by the abstention will be deemed present at the Meeting for purposes of determining a quorum but will not be voted and, therefore, will have the effect of a vote against the Proposal.

To the knowledge of the Trust, as of the Record Date, the current Trustees and officers, individually and as a group, owned less than 1% of the Shares of the Trust and the Morgan Stanley Portfolio.

Solicitation of Proxies and Voting Instructions

Solicitation of voting instructions is being made by the Trust primarily by distribution of this Notice and Proxy Statement by mail. In addition to the solicitation of proxies and voting instructions by mail, officers and agents of the Trust and employees of PGIM Investments, and its affiliates, without additional compensation, may solicit proxies and voting instructions in person or by telephone, fax, the Internet, personal interview or other permissible means. In lieu of executing a voting instruction card, you may attend the Meeting in person.

The Trust has retained Broadridge Financial Solutions, Inc. (Broadridge) for the purpose of responding to questions and requests for assistance from Contract owners. Broadridge may also provide services for the solicitation of voting instructions from Contract owners through any of the means described above. The solicitation services to be provided by Broadridge may include, but are not limited to mailing services, outbound calling, vote recording and vote tabulation. Estimated cost for Broadridge's services is $4,500 which will be covered by the Manager or its affiliates.

To instruct an Insurance Company as to how to vote the Shares held in its Separate Accounts, Contract owners are asked to promptly complete their voting instructions on the enclosed voting instruction card; and sign, date and mail the voting instruction card in the accompanying postage-paid envelope. Contract owners may also provide voting instructions by telephone by calling 1-800-690-6903, or over the Internet by visiting www.proxyvote.com.

The number of Shares held in the sub-account of a Separate Account corresponding to the Morgan Stanley Portfolio for which a Contract owner may provide voting instructions was determined as of the Record Date by dividing (i) the Contract's account value allocable to that sub-account by (ii) the net asset value of one Share of the Morgan Stanley Portfolio. Each whole share is entitled to one vote on the Proposal and each fractional share is entitled to a proportionate fractional vote.

At any time prior to an Insurance Company's voting at the Meeting, a Contract owner may revoke his or her voting instructions with respect to the Proposal by providing the Insurance Company (as noted on each Contract owner's voting instruction card) with a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a voting instruction card, telephone at 1-800-690-6903 or over the Internet at www.proxyvote.com, or appearing and providing voting instructions in person at the Meeting.

Proxy Solicitation Costs

Contract owners will not bear any of the costs or expenses associated with this Proxy Statement. The cost of the Proxy Statement and the Meeting, including the cost of solicitation of voting instructions with respect to the Proposal will be borne by PGIM Investments and/or its affiliates. The principal solicitation will be by mail, but voting instructions also may be solicited by telephone, fax, personal interview by officers or agents of PGIM Investments or its affiliates, over the Internet, or other permissible means. Contract owners can provide voting instructions by mail with the enclosed voting instruction card, or by telephone by calling 1-800-690-6903, or over the Internet by visiting www.proxyvote.com. Voting instruction cards must be received by the day before the Meeting. Voting instructions submitted by telephone or over the Internet must be submitted by 11:59 p.m. Eastern Time on the day before the Meeting.

Adjournment

If sufficient votes in favor of the Proposal are not received by the time scheduled for the Meeting, the officers of the Trust may propose one or more adjournments or postponements of the Meeting to permit further solicitation of voting instructions. The costs of any additional solicitation and any adjourned session will be paid by PGIM Investments and/or its affiliates.

Other Matters

The Trust is not aware of any matters to be presented at the Meeting other than the Proposal described in this Proxy Statement. If other business properly comes before the Meeting, the Insurance Companies will vote thereon in their discretion and in accordance with their best judgment.

The Trust is not required to hold regular shareholder meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation or regulatory policy or if otherwise deemed advisable by the Trust's management. Shareholders will be given notice of any meeting of shareholders not less than ten days, and not more than ninety days, before the date of the meeting. In order for a shareholder proposal to be incorporated in the Trust's proxy statement for a meeting of shareholders, the proposal must be submitted in accordance with the Trusts' governing documents and must be received a reasonable time (generally at least 150 days) before the Trust begins to print and send its proxy materials to shareholders. Any notice of a shareholder proposal that is not submitted in accordance with the Trusts' governing documents or not received by the Trust within a reasonable time before the Trust sends its proxy materials relating to a particular meeting will be considered untimely and will not be considered.

Prompt execution and return of the enclosed voting instruction card is requested. A self-addressed, postage-paid envelope is enclosed for your convenience. If executed but unmarked voting instructions are received, an Insurance Company will vote those unmarked voting instructions in favor of the Proposal.

* * * *

Copies of the Trust's most recent annual and semi-annual reports, including financial statements, previously have been delivered to shareholders. Shareholders may request additional copies of the Trust's annual or semi-annual reports, free of charge, by writing to the Trust at 655 Broad Street, Newark, New Jersey 07102 or by calling 877-522-5035.

WE NEED YOUR VOTE. IT IS IMPORTANT THAT YOU EXECUTE AND RETURN YOUR VOTING INSTRUCTION CARD PROMPTLY.

INDEX TO EXHIBITS TO PROXY STATEMENT

PAGE
Exhibit A	Plan of Substitution for the Morgan Stanley Portfolio	A-1
Exhibit B	Outstanding Shares of the Morgan Stanley Portfolio	B-1
Exhibit C	Description of Principal Risks for the Portfolios	C-1

ATTACHMENT TO PROXY STATEMENT

Form of Voting Instruction Card

EXHIBIT A

FORM OF PLAN OF SUBSTITUTION FOR
AST MORGAN STANLEY MULTI-ASSET PORTFOLIO

ADVANCED SERIES TRUST

This Plan of Substitution ("Plan") dated [ ] relates to variable contracts offered by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey (each of which is referred to herein as an "Insurance Company" and, collectively, as the "Insurance Companies.") The Insurance Companies offer variable annuity contracts through separate accounts (each a "Separate Account"). The Separate Accounts are segregated investment accounts that fund each Insurance Company's individual variable annuity and variable contracts (each a "Contract"). Each of the Separate Accounts affected by this Plan is registered with the Securities and Exchange Commission as a registered investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act").

Payments made to a Separate Account under a Contract are allocated to one or more subaccounts (each a "Subaccount") of the Separate Account. Each Subaccount invests in shares of an open-end management investment company registered under the Investment Company Act. The Plan is intended to accomplish the substitution of shares of beneficial interest of the AST Government Money Market Portfolio (the "Substitute Portfolio"), a series of the Advanced Series Trust (the "Trust"), for shares of beneficial interest of the AST Morgan Stanley Multi-Asset Portfolio (the "Morgan Stanley Portfolio") in which a Subaccount of each Separate Account currently invests.

WHEREAS, the Board of Trustees of the Trust ("Board"), with respect to the Morgan Stanley Portfolio, has approved the liquidation of the Morgan Stanley Portfolio; and

WHEREAS, each Insurance Company has advised the Board that, in connection with the liquidation of the Morgan Stanley Portfolio and the substitution of the Substitute Portfolio, each Insurance Company has determined to remove the Morgan Stanley Portfolio as an investment option offered through the Contracts, and that each desires to substitute for the interest of holders of such Contracts (the "Contract owners") in the Morgan Stanley Portfolio shares of the Substitute Portfolio, pursuant to this Plan, and that each has requested that liquidation of the Morgan Stanley Portfolio be made contingent upon approval of this Plan by the Morgan Stanley Portfolio, by the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Morgan Stanley Portfolio, which, as defined in the Investment Company Act, means the lesser of (A) 67% or more of the shares of the Morgan Stanley Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Morgan Stanley Portfolio are present or represented by proxy, or (B) more than 50% of the outstanding shares of the Morgan Stanley Portfolio, of this Plan and any material amendments related thereto; and

WHEREAS, the Trust has advised each Insurance Company that the liquidation of the Morgan Stanley Portfolio is contingent upon approval by the affirmative vote of the holders of a majority of the outstanding voting securities of the Morgan Stanley Portfolio of this Plan and any material amendments in connection therewith.

NOW THEREFORE, the substitution of a Contract owner's interest in the Morgan Stanley Portfolio with an interest in the Substitute Portfolio shall be carried out in the manner hereinafter set forth:

1.  Effective Date Of Plan. The Plan shall become and be effective with respect to the Morgan Stanley Portfolio only upon the adoption and approval of the Plan, at a meeting of shareholders called for the purpose of voting upon the Plan, by the affirmative vote of the holders of a majority of the outstanding voting securities (as defined above) of the Morgan Stanley Portfolio. The date of such adoption and approval of the Plan by the Morgan Stanley Portfolio is hereinafter called the "Effective Date."

2.  Special Meeting Of Shareholders. The Trust shall provide each of the Contract owners having an interest in shares of the Morgan Stanley Portfolio held by the Separate Accounts with proxy materials acceptable to both Trust and the Insurance Companies. Each Insurance Company, as one of the record owners of all of the issued and outstanding shares of the Morgan Stanley Portfolio, shall vote its shares in accordance with the instructions received from its Contract owners. Any shares of the Morgan Stanley Portfolio for which an Insurance Company does not receive timely voting instructions, or which are not attributable to Contract owners, shall be voted in proportion to the instructions received from all Contract owners having an interest in the Morgan Stanley Portfolio.

3.  Substitutions. As soon as possible after the Effective Date of a Plan, and in any event within 120 days thereafter, the Insurance Companies shall redeem shares of the Morgan Stanley Portfolio at net asset value and purchase, with the proceeds of the shares of such Portfolio at net asset value, for the benefit of Contract owners having an interest in the Morgan Stanley Portfolio at the time of substitution, an interest in the Substitute Portfolio at net asset value (such redemption and purchase is referred to herein as the "Substitution"). The Substitution will take place at relative net asset value with no change in the amount of any Contract owner's accumulated value or in the dollar amount of his or her investment in the applicable Separate Account.

4.  Conditions Applicable To The Substitution. The Substitution is subject to the following conditions:

(a)  Contract owners shall not incur any fees, charges or expenses incurred in connection with the Substitution, nor shall their rights or an Insurance Company's obligations under any Contract be altered; provided, however, that the Morgan Stanley Portfolio and Substitute Portfolio, respectively, will bear the transaction costs (i.e., commissions) associated with the liquidation of the Morgan Stanley Portfolio's securities and the purchase of securities held by the Substitute Portfolio.

(b)  All expenses incurred in connection with the Substitution shall be paid by the Insurance Company or its affiliates.

(c)  The Substitution shall not cause the Contract fees and charges currently being paid by existing Contract owners to be greater after the Substitution than before the Substitution.

(d)  The Substitution shall not impose any federal income tax impact on Contract owners.

(e)  The prospectus for the Morgan Stanley Portfolio will be updated after approval of the plan to liquidate the Morgan Stanley Portfolio by the Board by means of a supplement that briefly describes the plan of liquidation and the proposed Plan.

(f)  Contract owners shall be furnished with notice of the Substitution in the form of a supplement to the Contract prospectus. The supplement will inform Contract owners that effective on or about the close of business on April 26, 2019, the Morgan Stanley Portfolio Subaccounts will no longer be available for new investment. The prospectus supplement shall inform Contract owners that they may, at any time prior to the Substitution, transfer their Contract values from the Subaccount of the relevant Separate Account investing in the Morgan Stanley Portfolio to any of the other investment options available under their Contract without incurring any transfer fees or other charges. Any transfer of investments from the Morgan Stanley Portfolio will not be counted as one of the free transfers permitted to Contract owners (where applicable), provided that the transfer occurs prior to the Substitution, and any transfer of investments out of the Substitute Portfolio after such investment was transferred to the Substitute Portfolios as part of the Substitution will not be counted as one of the free transfers permitted to Contract owners (where applicable), provided that the transfer occurs within 90 days of the Substitution.

(g)  Upon completion of the Substitution, each Insurance Company shall take all actions necessary to eliminate the Subaccounts of each Separate Account investing in shares of the Morgan Stanley Portfolio.

5.  Failure To Obtain Approval On Behalf Of The Morgan Stanley Portfolio. In the event that the Plan is not approved by the shareholders of the Morgan Stanley Portfolio, this Plan shall not apply to the Morgan Stanley Portfolio.

In Witness Whereof, this Plan has been executed by its duly authorized officer, as of the date and year first written above.

ADVANCED SERIES TRUST on behalf of the AST Morgan Stanley Multi-Asset Portfolio
By: Name: Timothy S. Cronin Title: Vice President
PRUCO LIFE INSURANCE COMPANY
By: Name: Title:
PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
By: Name: Title:

EXHIBIT B

OUTSTANDING SHARES

The following table sets forth the outstanding shares of the AST Morgan Stanley Multi-Asset Portfolio as of April 5, 2019. Each whole Share of the Portfolio is entitled to one vote as to the Proposal, and each fractional share is entitled to a proportionate fractional vote.

Portfolio			Shares Outstanding
AST Morgan Stanley Multi-Asset Portfolio			808,098.313
Portfolio	Registration & Address	Total Balance	% of Portfolio
AST Morgan Stanley Multi-Asset Portfolio	Advanced Series Trust AST Managed Alternatives Portfolio Attn: Brian Ahrens & Andrei Marinich 655 Broad Street, 17th Floor Newark, NJ 07102	290,297.339	35.92%
	Pruco Life Insurance Company Plaz Annuity Attn: Separate Accounts 7th Floor 213 Washington Street Newark NJ 07102-0000	283,232.309	35.05%
	Pruco Life Insurance Company PLNJ Annuity Attn: Separate Accounts 7th Floor 213 Washington Street Newark NJ 07102-0000	34,568.665	4.28%
	Prudential Insurance Company of America IRELP Seed Account Attn: Public Investment Ops 655 Broad Street, 17th Floor Newark NJ 07102	200,000.000	24.75%

B-1

EXHIBIT C

DESCRIPTION OF PRINCIPAL RISKS

Adjustable and Floating Rate Securities Risk. The value of adjustable and floating-rate securities may lag behind the value of fixed-rate securities when interest rates change. Variable and floating-rate bonds are subject to credit risk, market risk and interest rate risk. In addition, the absence of an active market for these securities could make it difficult for the Portfolio to dispose of them if the issuer defaults.

Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans on residential and/or commercial real estate. Asset-backed and mortgage-backed securities are subject to interest rate risk, credit risk and liquidity risk, which are further described under Fixed Income Securities Risk.

Asset-backed and mortgage-backed securities may also be subject to prepayment and extension risks. In a period of declining interest rates, borrowers may repay principal on mortgages or other loan obligations underlying a security more quickly than anticipated, which may require a Portfolio to reinvest the repayment proceeds in securities that pay lower interest rates (prepayment risk). In a period of rising interest rates, prepayments may occur at a slower rate than expected, which may prevent a Portfolio from reinvesting repayment proceeds in securities that pay higher interest rates (extension risk). The more a Portfolio invests in longer-term securities, the more likely it will be affected by changes in interest rates, which may result in lower than anticipated yield-to-maturity and expected returns as well as reduced market value of such securities.

The risks associated with investments in asset-backed and mortgage-backed securities, particularly credit risk, are heightened in connection with investments in loans to "subprime" borrowers or borrowers with blemished credit histories. Some mortgage-backed securities receive government or private support, but there is no assurance that such support will remain in place.

Mortgage-backed securities are a specific type of asset-backed security — one backed by mortgage loans on residential and/or commercial real estate. Therefore, they also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. Moreover, securities backed by mortgages issued by private, non-government issuers may experience higher rates of default on the underlying mortgages than government issued mortgages because private issuer mortgage loans often do not meet the underwriting standards of government-issued mortgages. Private issuer mortgage-backed securities may include loans on commercial or residential properties.

A Portfolio may invest in securities issued or guaranteed by the US government or its agencies and instrumentalities, such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac). Unlike Ginnie Mae securities, securities issued or guaranteed by US government-related organizations such as Fannie Mae or Freddie Mac are not backed by the full faith and credit of the US government, and no assurance can be given that the US government would provide financial support to such securities.

Asset Transfer Program Risk. The Portfolios may be used in connection with certain benefit programs under the Contracts. In order for the Insurance Companies to manage the guarantees offered in connection with these benefit programs, the Insurance Companies generally require Contract owners to participate in certain specialized, algorithmic asset transfer programs under which the Insurance Companies will monitor each Contract owner's account value and, if necessary, will systematically transfer amounts among investment options. The transfers are based on pre-determined, non-discretionary mathematical formulas which generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made.

As an example of how the asset transfer formulas operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a Contract owner's account value within the selected investment options) and certain market return scenarios involving "flat" returns over a period of time may cause the Insurance Companies to transfer some or all of such Contract owner's account value to a fixed income investment option. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are supported by fixed income investments. The formulas may also trigger transfers from a fixed income investment option back to selected equity and asset allocation options. Under some benefit programs using bond investment options with specific maturities, the transfer formulas may transfer account value among bond investment options with differing maturities based on guarantee calculations, not necessarily market movements. For more information on the benefit programs and asset transfer formulas, please see your Contract prospectus.

These formulas may result in large-scale asset flows into and out of the Portfolios, which, in certain instances, could adversely affect the Portfolios, including their risk profiles, expenses and performance. For example, the asset flows may adversely affect performance by requiring a Portfolio to purchase or sell securities at inopportune times, by otherwise limiting a subadviser's ability to fully implement a Portfolio's investment strategies, or by requiring a Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may cause high turnover, which can result in increased transaction costs. The asset flows may also result in low asset levels and high operating expense ratios for a Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the assets flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one Portfolio to another Portfolio, which in turn could adversely affect performance.

Credit Risk. This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, and currency exchange rates. Derivatives in which the Portfolios may invest include exchange-traded instruments, as well as privately negotiated instruments, also called over-the-counter instruments. Examples of derivatives include options, futures, forward agreements, interest rate swap agreements, credit default swap agreements, and credit-linked securities. A Portfolio may, but is not required to, use derivatives to seek to earn income or enhance returns, manage or adjust its risk profile, replace more traditional direct investments, or obtain exposure to certain markets. The use of derivatives to seek to earn income or enhance returns may be considered speculative.

The use of derivatives is a highly specialized activity that involves a variety of risks and costs that are different from, or possibly greater than, investing directly in traditional equity and debt securities, including:

•  Counterparty credit risk. There is a risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Portfolio. This risk is especially important in the context of privately negotiated instruments. For example, a Portfolio would be exposed to counterparty credit risk to the extent it enters into a credit default swap, that is, it purchases protection against a default by a debt issuer, and the swap counterparty does not maintain adequate reserves to cover such a default.

•  Leverage risk. Certain derivatives and related trading strategies create debt obligations similar to borrowings, and therefore create, leverage. Leverage can result in losses to a Portfolio that exceed the amount the Portfolio originally invested. To mitigate leverage risk, a Portfolio will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate Portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation or coverage requirements.

•  Liquidity and valuation risk. Certain exchange-traded derivatives may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the derivative is currently worth. Privately-negotiated instruments may be difficult to terminate, and from time to time, a Portfolio may find it difficult to enter into a transaction that would offset the losses incurred by another derivative that it holds. Derivatives, and especially privately-negotiated instruments, also involve the risk of incorrect valuation (that is, the value assigned to the derivative may not always reflect its risks or potential rewards).

•  Hedging risk. Hedging is a strategy in which a Portfolio uses a derivative to offset the risks associated with its other portfolio holdings. While hedging can reduce losses, it can also reduce or eliminate gains or magnify losses if the market moves in a manner different from that anticipated by the Portfolio. Hedging also involves the risk that changes in the value of the derivative will not match the value of the holdings being hedged, to the extent expected by the Portfolio, in which case any losses on the holdings being hedged may not be reduced and, in fact, may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. A Portfolio is not required to use hedging and may choose not to do so.

•  Futures and Forward Contracts Risk. In the event the market value of portfolio holdings correlated with the futures contract increases rather than decreases, a Portfolio will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract. Additionally, in the event that such securities decline in value or a Portfolio determines not to complete an anticipatory hedge transaction relating to a futures contract, the Portfolio may realize a loss relating to the futures position. In addition, forward contracts are individually negotiated and privately traded, so they are dependent on the credit worthiness of the counterparty and subject to counterparty default risk.

Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk. The risks of non-US investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties. Emerging market countries may have policies that restrict investments by non-US investors, or that prevent non-US investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Equity Securities Risk. There is a risk that the value of a particular stock or equity-related security held by a Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer's financial condition. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which a Portfolio invests could go down. A Portfolio's holdings can vary from broad market indexes, and the performance of a Portfolio can deviate from the performance of such indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments. Such events may result in losses to a Portfolio. Preferred stock generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of assets, but does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include the risk of losses attributable to adverse changes in interest rates, broader market conditions and the financial condition of the stock's issuer. Equity securities may have greater price volatility than other types of investments. These risks are generally magnified in the case of equity investments in distressed companies.

Exchange-Traded Funds (ETF) Risk. A Portfolio may invest in ETFs as an efficient means of carrying out its investment strategies. As with mutual funds (i.e., funds that are not exchange-traded), ETFs charge asset-based fees and other expenses that a Portfolio will indirectly bear as a result of its investment in an ETF. ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objectives, strategies and policies. In addition, ETFs may be subject to the following risks: (i) the risk that the market price of an ETF's shares may trade above or below its net asset value; (ii) the risk that an active trading market for an ETF's shares may not develop or be maintained; (iii) substantially the same risks as those associated with the direct ownership of securities or other assets in which an underlying ETF invests; (iv) the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective; and (v) the risk that trading of an ETF's shares may be halted if the listing exchange's officials deem such an action appropriate, the shares are delisted from the exchange, or the activation of a market-wide "circuit breaker" (which are tied to large decreases in stock prices) halts stock trading generally. The price of an ETF can fluctuate, sometimes rapidly and materially, in response to market disruptions or changes in the ETF's NAV, the value of ETF holdings and supply and demand for ETF shares, and a Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.

The ETFs may have a limited number of financial institutions that act as authorized participants ("APs"), none of which are obligated to engage in creation and/or redemption transactions. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem ETF shares, there may be a significantly diminished trading market for such shares. This circumstance may lead to shares of the ETF trading at a discount/premium to NAV, and may possibly result in trading halts and/or delisting of ETF shares. The AP concentration risk may be heightened in scenarios where APs have limited or diminished access to the capital required to post collateral.

Expense Risk. Your actual cost of investing in a Portfolio may be higher than the expenses shown in "Annual Portfolio Operating Expenses" for a variety of reasons. For example, Portfolio operating expense ratios may be higher than those shown if a Portfolio's average net assets decrease, fee waivers or expense limitations change, or the Portfolio incurs more expenses than expected. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Portfolio securities can increase expenses.

Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including credit risk, liquidity risk and interest rate risk.

•  Credit risk. Credit risk is the risk that an issuer or guarantor of a security will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able or willing to make required principal and interest payments. The downgrade of the credit of a security held by a Portfolio may decrease its value. Credit ratings are intended to provide a measure of credit risk. However, credit ratings are only the opinions of the credit rating agency issuing the ratings and are not guarantees as to quality. The lower the rating of a debt security held by a Portfolio, the greater the degree of credit risk that is perceived to exist by the credit rating agency with respect to that security. Increasing the amount of Portfolio assets allocated lower-rated securities generally will increase the credit risk to which a Portfolio is subject. Information on the ratings issued to debt securities by certain credit rating agencies is included in Appendix I to the Statement of Additional Information (SAI). Not all securities are rated. In the event that the relevant credit rating agencies assign different ratings to the same security, a Portfolio's subadviser may determine which rating it believes best reflects the security's quality and risk at that time. A Portfolio will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. Some but not all US government securities are insured or guaranteed by the US government, while others are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Although credit risk may be lower for US government securities than for other investment-grade securities, the return may be lower.

•  Liquidity risk. Liquidity risk is the risk that a Portfolio may not be able to sell some or all of the securities it holds, either at the price it values the security or at any price. Liquidity risk also includes the risk that there may be delays in selling a security, if it can be sold at all, which could prevent a Portfolio from taking advantage of other investment opportunities. In addition, liquidity risk refers to the risk that a Portfolio may not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors' interests because of unusual market conditions, an unusually high volume of redemption requests, redemption requests by certain large shareholders such as institutional investors, or other reasons. Meeting such redemption requests may cause a Portfolio to have to liquidate portfolio securities at disadvantageous prices or times, and/or unfavorable conditions and, thus, could reduce the returns of a Portfolio and dilute remaining investors' interests. The reduction in dealer market-making capacity in fixed income markets that has occurred in recent years also has the potential to decrease liquidity.

•  Interest rate risk. Interest rate risk is the risk that the value of an investment may go down in value when interest rates rise. The prices of fixed income securities generally move in the opposite direction to that of market interest rates. Changes in interest rates may also affect the liquidity of a Portfolio's investments in fixed income securities. The risks associated with rising interest rates are heightened given that interest rates in the US have begun to increase from historically low levels in recent years and may continue to increase in the future, possibly suddenly and significantly, with unpredictable effects on the markets and a Portfolio's investments. Volatility in interest rates and in fixed income markets may increase the risk that a Portfolio's investment in fixed income securities will go down in value. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a fixed income security, the greater is the decline in its value when rates increase. As a result, portfolios with longer durations and longer weighted average maturities generally have more volatile share prices than portfolios with shorter durations and shorter weighted average maturities. Certain securities acquired by a Portfolio may pay interest at a variable rate or the principal amount of the security periodically adjusts according to the rate of inflation or other measure. In either case, the interest rate at issuance is generally lower than the fixed interest rate of bonds of similar seniority from the same issuer; however, variable interest rate securities generally are subject to a lower risk that their value will decrease during periods of increasing interest rates and increasing inflation. Decreases in interest rates create the potential for a decrease in income earned by a Portfolio.

Foreign Investment Risk. Investment in foreign securities generally involve more risk than investing in securities of US issuers. Foreign securities include investments in securities of foreign issuers denominated in foreign currencies, as well as securities of foreign issuers denominated in US dollars and American Depositary Receipts.

Foreign investment risk includes the following risks:

•  Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the US and non-US governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio. If a foreign currency grows weaker relative to the US dollar, the value of securities denominated in that foreign currency generally decreases in terms of US dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. A Portfolio may from time to time attempt to hedge a portion of its currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases a Portfolio may be exposed to losses that are greater than the amount originally invested. For most emerging market currencies, suitable hedging instruments may not be available.

•  Emerging market risk. Countries in emerging markets (e.g., South America, Eastern and Central Europe, Africa and the Pacific Basin countries) may have relatively unstable governments, economies based on only a few industries and securities markets that trade a limited number of securities. Economic, business, political, or social instability may affect investments in emerging markets differently, and often more severely, than investments in developed markets. Securities of issuers located in these countries tend to have volatile prices and offer the potential for substantial loss as well as gain. In addition, these securities may be less liquid and more difficult to value than investments in more established markets as a result of inadequate trading volume or restrictions on trading imposed by the governments of such countries. Emerging markets may also have increased risks associated with clearance and settlement. Delays in settlement could result in periods of uninvested assets, missed investment opportunities or losses for a Portfolio.

•  Foreign market risk. Foreign markets tend to be more volatile than US markets and are generally not subject to regulatory requirements comparable to those in the US. In addition, foreign markets are subject to differing custody and settlement practices. Foreign markets are subject to bankruptcy laws different than those in the US, which may result in lower recoveries for investors.

•  Information risk. Financial reporting standards for companies based in foreign markets usually differ from, and may be less comprehensive than, those in the US.

•  Liquidity and valuation risk. Stocks that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a function of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than US markets. This can make buying and selling certain securities more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches an estimate of its value.

•  Political and social risk. Political or social developments may adversely affect the value of a Portfolio's foreign securities. In addition, some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. A Portfolio's investments in foreign securities also may be subject to the risk of nationalization or expropriation of a foreign corporation's assets, imposition of currency exchange controls, or restrictions on the repatriation of non-US currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. These risks are heightened in all respects with respect to investments in foreign securities issued by foreign corporations and governments located in developing countries or emerging markets.

•  Regulatory risk. Some foreign governments regulate their exchanges less stringently than the US, and the rights of shareholders may not be as firmly established as in the US. In general, less information is publicly available about foreign corporations than about US companies.

•  Taxation risk. Many foreign markets are not as open to foreign investors as US markets. A Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.

High-Yield Risk. Investments in high-yield securities and unrated securities of similar credit quality (commonly known as "high-yield securities" or "junk bonds") may be subject to greater levels of interest rate, credit, call and liquidity risk than investments in investment grade securities. High-yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments, and may be more volatile than other types of securities. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio's ability to sell its high-yield securities at an advantageous time or price. In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress. High-yield securities frequently have redemption features that permit an issuer to repurchase the security from a Portfolio prior to maturity, which may result in the Portfolio having to reinvest the proceeds in other high-yield securities or similar instruments that may pay lower interest rates.

Interest Rate Risk. The value of your investment may go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Portfolio may be required to reinvest the proceeds at a lower interest rate. This is referred to as "prepayment risk." When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Portfolio's holdings may fall sharply. This is referred to as "extension risk." The Portfolio currently faces a heightened level of interest rate risk because interest rates in the US have begun to increase from historically low levels in recent years and may continue to increase in the future, possibly suddenly and significantly, with unpredictable effects on the markets and the Portfolio's investments. A Portfolio may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by its subadviser.

Liquidity Risk. A Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio's net asset value.

Liquidity and Valuation Risk. From time to time, a Portfolio may hold one or more securities for which there are no or few buyers and sellers, or where the securities are subject to limitations on transfer. In those cases, a Portfolio may have difficulty determining the values of those securities for the purpose of determining a Portfolio's net asset value. A Portfolio also may have difficulty disposing of those securities at an advantageous time or at the values determined by the Portfolio for the purpose of determining the Portfolio's net asset value, especially during periods of significant net redemptions of Portfolio shares. As a result, a Portfolio may be unable to achieve its desired level of exposure to certain issuers, asset classes or sectors. Private equity investments and private real estate-related investments are generally classified as illiquid investments and generally cannot be readily sold. As a result, private real estate-related investments owned by a Portfolio may be valued at fair value pursuant to guidelines established by the Board. Fair value determinations are inherently subjective and reflect good faith judgments based on available information. Accordingly, no assurance can be given that the fair value prices accurately reflect the price a Portfolio would receive upon the sale of the investment. A Portfolio's ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Portfolios with principal investment strategies that involve foreign securities, private placement investments, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity and valuation risk.

Market and Management Risk. Market risk is the risk that the markets in which a Portfolio invests will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. If investor sentiment turns negative, the price of all securities may decline. Market risk also includes the risk that geopolitical events will disrupt the economy on a national or global level. For instance, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, and natural/environmental disasters can all negatively impact the securities markets, which could cause a Portfolio to lose value. Exchanges and securities markets may close early, close late or issue trading halts on specific securities, which may result in, among other things, a Portfolio being unable to buy or sell certain securities at an advantageous time or accurately price its portfolio investments. In addition, a Portfolio may rely on various third-party sources to calculate its net asset value. As a result, a Portfolio is subject to certain operational risks associated with reliance on service providers and service providers' data sources. In particular, errors or systems failures and other technological issues may adversely impact the Portfolio's calculations of its net asset value. Such net asset value calculation issues may result in inaccurately calculated net asset values, delays in net asset value calculations and/or the inability to calculate net asset values over extended periods. A Fund may be unable to recover any losses associated with such failures.

Management risk is the risk that the investment strategy or a Portfolio's manager or subadviser(s) will not work as intended. All decisions by a Portfolio's manager or subadviser(s) require judgment and are based on imperfect information. In addition, if a Portfolio is managed using an investment model it is subject to the risk that the investment model may not perform as expected. Moreover, regulatory restrictions, actual or potential conflicts of interest or other considerations, may cause a Portfolio's manager or subadviser(s) to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Portfolio will be achieved.

Mid-Sized Company Risk. The shares of mid-sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio's ability to sell the securities. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. Such investments also may be more volatile than investments in larger companies, as mid-sized companies generally experience higher growth and failure rates, and typically have less access to capital.

Non-Diversification Risk. A Portfolio is considered "diversified" if, with respect to 75 percent of its total assets, it invests no more than 5 percent of its total assets in the securities of one issuer, and its investments in such issuer represent no more than 10 percent of that issuer's outstanding voting securities. To the extent that a Portfolio is not diversified, there is a risk that the Portfolio may be adversely affected by the performance of relatively few securities or the securities of a single issuer, including changes in the market value of a single issuer's securities and unfavorable market and economic developments. A non-diversified Portfolio is therefore more exposed to losses caused by a smaller group of portfolio holdings than a diversified portfolio.

Portfolio Turnover Risk. A subadviser generally does not consider the length of time a Portfolio has held a particular security in making investment decisions. In fact, a subadviser may engage in active and frequent trading on behalf of a Portfolio — that is, frequent trading of its securities — in order to take advantage of new investment opportunities or yield differentials. A Portfolio's turnover rate may be higher than that of other mutual funds due to a subadviser's investment strategies and the above-referenced asset transfer programs. Portfolio turnover generally involves some expense to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. A Portfolio may experience an increase in its portfolio turnover rate when the Portfolio's portfolio is modified in connection with a change in a subadviser.

Prepayment or Call Risk. Prepayment or call risk is the risk that issuers will prepay fixed-rate obligations held by the Portfolio when interest rates fall, forcing a Portfolio to reinvest in obligations with lower interest rates than the original obligations. Mortgage-related securities and asset-backed securities are particularly subject to prepayment risk.

Real Estate Risk. Investments in REITs and real estate-linked derivative instruments will subject a Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, operating expenses, overbuilding, construction delays and the supply of real estate generally, extended vacancies of properties, and the management skill and credit worthiness of the issuer. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the tax laws. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property and, as a result, may be more exposed to events that adversely affect such properties or areas than REITs that invest more broadly.

Redemption Risk. A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or purchases. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expense ratios for that fund.

Regulatory Risk. Each Portfolio is subject to a variety of laws and regulations which govern its operations. Each Portfolio is subject to regulation by the SEC, and certain Portfolios are subject to regulation by the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which a Portfolio invests are also subject to considerable regulation. These laws and regulations are subject to change. Changes in laws and regulations may materially impact a Portfolio, a security, business, sector or market. For example, changes in laws or regulations made by the government or a regulatory body may impact the ability of a Portfolio to achieve its investment objective, or may impact a Portfolio's investment policies and/or strategies, or may reduce the attractiveness of an investment.

Restricted Securities Risk. A Portfolio may invest in restricted securities. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities include private placement securities, such as those normally purchased pursuant to Rule 144A or Regulation S under the Securities Act of 1933.

Restricted securities may be less liquid and more difficult to value than publicly traded securities. Although these securities may be resold in privately negotiated transactions, an insufficient number of eligible buyers interested in purchasing restricted securities at a particular time could adversely affect their marketability and a Portfolio may be unable to dispose of them promptly or at reasonable prices, subjecting the Portfolio to liquidity risk. A Portfolio may invest in restricted securities that are classified as either liquid or illiquid. Even if classified as liquid, a Portfolio's holdings of restricted securities may increase the level of Portfolio illiquidity to the extent that eligible buyers become unable or unwilling, for a time, to purchase them. Issuers of restricted securities are not subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded. Thus, a Portfolio investing in restricted securities may be less able to predict future losses. In addition, if a Portfolio's management receives material nonpublic information about an issuer of a restricted security, the Portfolio may be unable to sell the security when it would otherwise be advantageous to do so and, as such, could incur a loss. Restricted securities also may be difficult to value because market quotations may not be readily available, and the values of such securities may have significant volatility. When registration of a security is required, a Portfolio may have to bear all or part of the registration expenses and the risk of substantial delays in effecting the registration. Certain restricted securities may involve a high degree of business and financial risk and may result in substantial losses to the Portfolio.

Small-Sized Company Risk. Securities of small-sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the price of these securities and on a Portfolio's ability to sell these securities. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. Such investments also may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates, and typically have less diversified product lines, less experienced senior management, and less access to capital than larger companies. In the case of small sized technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

Sovereign Debt Securities Risk. Investing in sovereign debt securities exposes a Portfolio to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. Periods of economic and political uncertainty may result in the illiquidity and increased price volatility of sovereign debt securities held by a Portfolio. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors. In addition, foreign governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments. Moreover, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

US Government Securities Risk. US Treasury obligations are backed by the "full faith and credit" of the US Government. Securities issued or guaranteed by federal agencies or authorities and US Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the US Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the US Government. These securities may be supported by the ability to borrow from the US Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the US Treasury. Further, the US Government and its agencies, authorities, instrumentalities and enterprises do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the US Congress to increase the statutory debt ceiling. If the US Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the US Government may default on payments on certain US Government securities, including those held by a Portfolio (including the Government Money Market Portfolio), which could have a negative impact on the Portfolio. An increase in demand for US Government securities resulting from an increase in demand for government money market funds may lead to lower yields on such securities.

Yield Risk. The amount of income received by a Portfolio will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low, the Portfolio's expenses could absorb all or a significant portion of the Portfolio's income. If interest rates increase, the Portfolio's yield may not increase proportionately. For example, the Portfolio's investment manager may discontinue any temporary voluntary fee limitation.

THE BOARD OF TRUSTEES OF ADVANCED SERIES TRUST

RECOMMENDS A VOTE “FOR” THE PROPOSAL

NOTE: YOUR VOTING INSTRUCTION CARD IS NOT VALID UNLESS IT IS SIGNED.

PLEASE BE SURE TO SIGN YOUR VOTING INSTRUCTION CARD BELOW

VOTE TODAY BY MAIL

TOUCH-TONE PHONE OR THE INTERNET

CALL TOLL-FREE 1-800-690-6903

OR LOG ON TO WWW.PROXYVOTE.COM

[INSURANCE COMPANY NAME PRINTS HERE]

AST MORGAN STANLEY MULTI-ASSET PORTFOLIO

OF

ADVANCED SERIES TRUST

Special Meeting of Shareholders — June 6, 2019

VOTING INSTRUCTIONS CARD

VOTING INSTRUCTIONS ARE HEREBY SOLICITED BY THE ABOVE-REFERENCED INSURANCE COMPANY (THE “COMPANY”) AND THE BOARD OF TRUSTEES OF ADVANCED SERIES TRUST (THE “TRUST”) IN CONNECTION WITH A SPECIAL MEETING OF SHAREHOLDERS OF THE AST MORGAN STANLEY MULTI-ASSET PORTFOLIO OF THE TRUST TO BE HELD ON JUNE 6, 2019 AT 11:15 A.M. EASTERN TIME AT THE OFFICES OF THE TRUST, 655 BROAD STREET, NEWARK, NEW JERSEY 07102.

I (we) the undersigned hereby instruct the above-referenced Company to vote the Trust shares to which I (we) the undersigned am (are) entitled to give instructions as indicated below.

Every properly signed voting instruction card will be voted in the manner specified hereon and, in the absence of specification, will be voted FOR the Proposal. If you do not respond, the Company will vote all shares attributable to your contract in proportion to the voting instructions actually received from contract owners.

PLEASE SIGN, DATE AND RETURN PROMPTLY.

THE BOARD OF TRUSTEES OF ADVANCED SERIES TRUST

RECOMMENDS A VOTE “FOR” THE PROPOSAL

AST MORGAN STANLEY MULTI-ASSET PORTFOLIO

OF

ADVANCED SERIES TRUST

Special Meeting of Shareholders-June 6, 2019

Shareholder Voting Ballot

PROPOSAL 1:

To approve a Plan of Substitution of the Trust (the “Plan”) on behalf of the AST MORGAN STANLEY MULTI-ASSET PORTFOLIO (the “Morgan Stanley Portfolio”), that provides for the substitution of shares of beneficial interest of the Morgan Stanley Portfolio with shares of beneficial interest of the AST Government Money Market Portfolio (the “Substitute Portfolio”), a series of the Advanced Series Trust (the “Trust”).

☐ FOR	☐ AGAINST	☐ ABSTAIN

Date:             , 2019

Joint owners should each sign personally. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is “Trustee,” “Custodian,” or other applicable designation. If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a “Partner.”

Signature [Please sign within box]	Signature [Joint owners]